Report of
 Independent
Registered Public Accounting Firm

To the Shareholders
and Board of Directors of
Federated Government
Income Securities, Inc:

In planning and
performing our audit of
the financial statements of
 Federated
Government Income
Securities, Inc. (the "Fund")
as of and for the year ended February
28, 2011, in accordance
with the standards of the Public
Company Accounting Oversight
Board (United States),
we considered the Fund's
internal control over financial
reporting,
including controls over
safeguarding securities,
 as a basis for designing
our auditing
procedures for the
purpose of expressing
 our opinion on the
financial statements and to
comply with the
requirements of Form
 N-SAR, but not for the
purpose of expressing an
opinion on the effectiveness
 of the Fund's internal
control over financial reporting.
Accordingly, we express
no such opinion.

The management of the
Fund is responsible for
establishing and maintaining
effective
internal control over
financial reporting. In
fulfilling this responsibility,
 estimates and
judgments by management
are required to assess
the expected benefits and
related costs
of controls. A company's
internal control over
financial reporting is a
process designed to
provide reasonable
assurance regarding the
reliability of financial
reporting and the
preparation of financial
statements for external
purposes in accordance
with generally
accepted accounting principles.
A company's internal control
over financial reporting
includes those policies and
procedures that (1) pertain
to the maintenance of records
that,
in reasonable detail,
accurately and fairly reflect
the transactions and
dispositions of the
assets of the company;
(2)
 provide reasonable
assurance that transactions
are recorded as
necessary to permit
preparation of financial
statements in accordance
with generally
accepted accounting
principles, and that
receipts and expenditures
of the company are
being made only in accordance
 with authorizations of
management and directors
of the
company; and (3) provide
reasonable assurance
regarding prevention or timely
detection
of unauthorized acquisition,
use or disposition of a
company's assets that
could have a
material effect on the
financial statements.

Because of its inherent
limitations, internal
 control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures
may deteriorate.

A deficiency in
internal control over
financial reporting exists
when the design or
operation of a control does
not allow management or
employees, in the normal
course of
performing their assigned
functions, to prevent or
detect misstatements on
a timely basis.
A material weakness is a
deficiency, or a combination
of deficiencies, in internal
control
over financial reporting,
such that there is a reasonable
 possibility that a material
misstatement of the company's
annual or interim financial
statements will not be
prevented or detected on a
 timely basis.



Our consideration of the
Fund's internal control over
financial reporting was for
the
limited purpose described
in the first paragraph and
 would not necessarily disclose
all
deficiencies in internal
control that might be material
weaknesses under standards
established by the Public
Company Accounting
Oversight Board (United States).
However, we noted no
deficiencies in the
Fund's internal control
 over financial reporting
and its operation,
 including controls
over safeguarding
 securities that we
consider to be a
material weakness
as defined above as
of February 28, 2011.

This report is intended
solely for the information
and use of management and the
Board
of Directors of the Fund
and the Securities and Exchange
Commission and is not
intended to be, and should not
 be, used by anyone other than
these specified parties.



	Ernst & Young LLP

Boston, Massachusetts
April 25, 2011